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                                                          EXHIBIT 23.1



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated December 16, 1994, included in Falcon Products, Inc.'s Form 10-K Annual Report for the year ended October 29, 1994, and to all references to our Firm included in this registration statement.





                                  /s/ ARTHUR ANDERSEN LLP
                                  ARTHUR ANDERSEN LLP




St. Louis, Missouri
March 21, 1995